Aug. 17, 2017
American Funds Strategic Bond Fund SM
American Funds Strategic Bond Fund SM
American Funds Strategic Bond FundSM Prospectus Supplement August 18, 2017 (for prospectus dated April 7, 2017, as supplemented to date)

1. The fourth paragraph of the “Principal investment strategies” section of the prospectus is amended in its entirety to read as follows:

The fund will invest no more than 35% of its assets in securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Such securities are sometimes referred to as “junk bonds.” The fund may invest up to 35% of its assets in securities denominated in currencies other than the U.S. dollar and up to 35% of its assets in securities of emerging market issuers.

Keep this supplement with your prospectus.